HIGHLAND FUNDS I

Highland Long/Short Healthcare Fund

(the “Fund”)

Class A - Ticker: HHCAX

Class C - Ticker: HHCCX

Class Z - Ticker: HHCZX

Supplement dated March 11, 2014 to the Summary Prospectus, Prospectus and Statement of Additional Information (SAI) for the Fund, each dated October 31, 2013, as supplemented and amended from time to time.

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

SUB-ADVISOR NAME CHANGE

Effective February 27, 2014, Cummings Bay Capital Management, L.P. (“CBCM”), the sub-advisor to the Fund, changed its name to Highland Capital Healthcare Advisors, L.P. (“HCHA”). There was no change in control of the sub-advisor or the portfolio management of the Fund. All references to Cummings Bay Capital Management, L.P. and CBCM contained in the Summary Prospectus, Prospectus and SAI are deleted in their entirety and are replaced with Highland Capital Healthcare Advisors, L.P. and HCHA, respectively.

HFI-SUP-3/11/14

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.